

通用钢铁控股

GENERAL STEEL HOLDINGS INC.

Merriman Curhan Ford Investor Summit 2009

November 10, 2009

Disclaimer

通用钢铁控股
GENERAL STEEL HOLDINGS INC.

The material presented is a presentation of general background information about General Steel Holdings as of the date of the presentation. It is information in summary form and does not purport to be complete. It is not intended to be relied upon as advice to potential investors. This presentation is strictly confidential and may not be disclosed to any other person. No representation or warranty, express or implied, is made concerning, and no reliance should be placed on, the accuracy, fairness, or completeness of the information presented herein.

This presentation (including the financial projections and any subsequent questions and answers) contains statements that are forward-looking within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such forward-looking statements are only predictions and are not guarantees of future performance. Investors are cautioned that any such forward-looking statements are and will be, as the case may be, subject to many risks, uncertainties, certain assumptions and factors relating to the operations and business environments of General Steel Holdings and its subsidiaries that my cause the actual results of the companies to be materially different from any future results expressed or implied in such forward-looking statements.

Although General Steel Holdings believes that the expectations and assumptions reflected in the forward-looking statements are reasonable based on information currently available to its management, General Steel Holdings cannot guarantee future results or events. General Steel Holdings expressly disclaims a duty to update any of the forward-looking statement.

Securities may not be offered or sold in the United States unless they are registered or exempt from registration under the Securities Act of 1933. Any offering of securities to be made in the United States will be made by means of an offering memorandum that may be obtained from the underwriters. Such offering memorandum will contain, or incorporate by reference, detailed information about General Steel Holdings and its business and financial results, as well as its financial statements.

This presentation does not constitute an offer, or invitation, or solicitation of an offer, to subscribe for or purchase any securities. Neither this presentation nor anything contained herein shall form the basis of any contract or commitment whatsoever.

Overview

通用钢铁控股
GENERAL STEEL HOLDINGS INC.

- GSI is the only fully–integrated Chinese steel company listed on a U.S. stock exchange
- GSI's current portfolio is comprised of 4 operating subsidiaries:

  A: Shaanxi Longmen Iron & Steel Co., Ltd. ("Longmen JV")
  B: Tianjin Daqiuzhuang Metal Sheet Co., Ltd. ("DQ")
  C: Baotou Steel - General Steel Special Steel Pipe Joint Venture Co., Ltd. ("Baotou JV")
  D: Maoming Hengda Steel Group., Ltd ("Maoming")

- Primary products include rebar, hot-rolled carbon sheet, spiral-weld pipes and high-speed wire
- Capacity of 6.3mm metric tons – operates the largest integrated steel producer in Shaanxi Province

Shares (10/30/2009)............................ 44.9 million
Market Cap (10/30/2009) .... $166.5 million
Management Ownership.................... 45.9%



C
Beijing
B
A
D

Key Financials (Nine Months Ended)			
FYE Dec	2007	2008	2009
Revenues	$504.2 million	$1,090.0 million	$1,216.5 million
% Growth	--	116.2%	11.6%
EBITDA	$58.0 million	$30.4 million	$56.3 million
% Margin	11.5%	27.8%	4.6%
Adjusted Net Income	$1.5 million	$(4.07) million	$11.7million
Adjusted EPS	0.04	$(0.12)	0.29

"Our goal is to be one of the largest and most profitable non-government-owned steel companies in China."

- An established platform
- Consolidator of the Chinese Steel Industry with successful track record
- Uniquely positioned
- Experienced management team

Milestones

通用钢铁控股
GENERAL STEEL HOLDINGS INC.

3Q09: Revenues, shipment volumes and operating profit reach record highs

8 Aug 2008: Company moves to NYSE big board

25 Jul 2008: Company acquires 99% ownership of Maoming Hengda

5 Mar 2008: Company lists on NYSE Arca under the ticker "GSI"

3 Oct 2007: Company lists on AMEX under the ticker "GSI"

16 May 2007: Company forms JV with Longmen Iron & Steel Group with 60% ownership

27 Apr 2007: Company gains 80% position in new JV with Baotou Iron & Steel Group

	2006	2007	2008
No. of Subsidiaries	1	3	4
Capacity (in metric tons)	0.4mm	3.0mm	6.3mm
Product Categories	1 main product	Diversified product mix	Diversified product mix
Market Share	Leader in agricultural vehicle market	Strong presence in several markets	Strong presence in several markets
No. of Sales Offices	3	6	8

Steel Industry: Overview

Strong Catalysts for Industry Consolidation

- Central government is forcing the closure of many of the country's 800 steel companies through two rounds of consolidation
- Smaller or less efficient mills will be considered obsolete and targeted for shutdown or M&A
- Greenfield operations limited by the government forcing larger steel producers to grow capacity via acquisition
- Domestic steel market will be supported by low steel product stockpiles, the government's stimulus package and reduced production costs

Targets for Removal of Small and Old Mills

By End of	Blast Furnace (cubic meters)	Electric Furnaces (tonnes)	Capacity (metric tonnes)
2010	≤ 300	≤ 20	57
2011	≤400	≤30	25
After 2011	≤1000	n.a	n.a
Total			**82**

Source: *Wall Street research, CISA, Haitong Securities, UBS Investment Research* State Council announcements, UOB


2008
2010
2020

Government Targets

48% of all Chinese steel produced by top 10 players

50% produced by top 10 players

70% produced by top 10 players

Uniquely Positioned

通用钢铁控股
GENERAL STEEL HOLDINGS INC.

"Established track record of acquiring high-quality assets at attractive valuations with a goal of expanding market share and diversifying product mix."

Acquisition

Aligning Interests

- Central government
- Provincial government
- Management teams

Improving Profitability of Acquired Assets

- Western management practices
- Economies of scale through expanded production capacity
- Modern equipment and techniques
- Prudent capital expenditure

Accessing Capital Markets

- Injecting foreign capital

A Win-Win Cooperation

通用钢铁控股
GENERAL STEEL HOLDINGS INC.



To be one of the largest and most profitable non-government-owned steel companies in China.
Improving profitability of acquired assets
Seeking management team with proven tracking record
Merge & JV with Private Co's & SOEs
Capital Injection & Western Management Practices
Retaining Existing Management
Central Government
- Industry consolidation
- Eliminate backward capacity
Provincial Government
- Local economic development
Management Team
- Job security
- Incentive plan, stock awards

Subsidiaries

A: Longmen JV

- Integrated production capability (from raw material to finished steel products) for more cost-efficient production – fewer than 10% of Chinese steel companies have this capability
- 60% controlling interest - acquired stake for US$39mm in June 2007
- Largest steel producer in Shaanxi province, a key area for development of the Western region with approximately 70% market share and limited competition within a 250km radius
- Benefits from the “Go West” tax treatment, lowering corporate tax rate from 25% to 15%
- 4.0mm metric tons annual production of crude steel



Longmen JV Profit Margin Evolution
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
-2.00%
-4.00%
-6.00%
-8.00%
-10.00%
4Q08
-7.60%
1Q09
5.00%
2Q09
7.10%
3Q09
8.98%



Beijing
A
B
C
D


Continuous casting billets


Rebar cooling


1280m³ blast furnace

Longmen: Growth Catalysts

通用钢铁控股
GENERAL STEEL HOLDINGS INC.

Near-term Growth Catalysts	
"Go West"	• Longmen JV is positioned at the bridgehead for development in China's western regions • Transportation cost advantage – limited competition within a 250km radius of the city of Xi'an, Shaanxi province • "Go West" tax incentive
Stimulus Package	• 10-point plan is focused on infrastructure and construction growth • 8 out of 10 points will benefit the steel industry • US$585.98bn plan expected to create 100mm metric ton steel demand in measures to boost construction of housing, roads, highways, dams, irrigation systems, power grids, water and waste treatment facilities, schools and hospitals, airports, etc. • Expected to require between RMB245-350bn for rail steel alone • Steel support package announced in January 2009 further encourages M&A and technical upgrades
Earthquake Rebuilding Projects	• Approximately 37mm metric tons of steel needed for reconstruction efforts through 2011 • "Preferred Supplier" status for reconstruction efforts in Sichuan province, adjacent to Shaanxi province

Western Region Development


% Increased GDP Comparison in 2009
%Increased GDP
19.0%
17.0%
15.0%
13.0%
11.0%
9.0%
7.0%
5.0%
6.1%
7.1%
7.7%
10.2%
13.1%
18.1%
6.1%
7.9%
8.9%
5.8%
8.3%
8.6%
National
Shaanxi
Jiangsu
Guangdong
1st Quarter
2nd Quarter
3rd Quarter

Selected Infrastructure Investment in Shaanxi (RMB bn)

	Construction Period	Construction Scale	Total Investment	Investment through 2009
Xian #1, #2 Subway	2006-2013	#1 Line – 26.4km #2 Line – 25.3km	26.4	6.4
Xian-ChengDu Railway	2009-2013	340km	48.6	0.2
Water Pumping Station	2009-2013	67 water pumping stations	16.8	0.1
Total			91.8	6.7

Source: National Bureau of Statistics of China
Jiangsu development & Reform commission
http://www.sndrc.gov.cn/Page.htm, http://www.zj.stats.gov.cn/

Subsidiaries Cont'd…

通用钢铁控股
GENERAL STEEL HOLDINGS INC.



DQ
Tianjin municipality

Ownership	100% owned by GSI
Capacity	400,000 metric tons
Products	Hot-rolled carbon sheet
Comments	Founded in 1989 as one of the first Chinese non-SOE steel companies Strong sales and distribution network



Baotou
Inner Mongolia

Ownership	80% owned by GSI, 20% by Baotao Group
Capacity	100,000 metric tons
Products	Spiral-weld pipe for use in the energy sector
Comments	JV with 15th largest steel company in China Raw material and transport are sourced through Baotou



Maoming
Guangdong Province

Ownership	100% owned by GSI
Capacity	800,000 metric tons
Products	High speed wire for construction usage
Comments	State-of-art production line Close to deepwater port


C
Beijing
B
A
D

Selected Financials

通用钢铁控股
GENERAL STEEL HOLDINGS INC.

Third Quarter 2009 Results

	3Q08	3Q09	YoY
Shipment Volume (kmt)	619.5	1,036.1	67.3%
Total Revenues	$411.5 million	$484.8 million	17.8%
Gross Profit	$(6.3) million	$39.7 million	--
Net Income*	$20.5 million	$10.3 million	-49.8%
EPS (Fully Diluted)	$0.57	$0.23	-59.6%

* The decrease in net income was caused by the derivative instrument gain occurred in the third quarter of 2008 which was non-operating, non-cash gain related to the convertible bond and warrants issued in December of 2007.

Strong Financial Performance

通用钢铁控股
GENERAL STEEL HOLDINGS INC.

Revenue



US$mm
2004 - 2008 CAGR: 98%
1400
1100
800
500
200
-100
87.8
89.7
139.5
772.4
1351.2
2004
2005
2006
2007
2008

EBITDA



US$mm
2004 -2008 CAGR: 41%
80
60
40
20
0
5.2
7.1
3.7
54.4
20.3
2004
2005
2006
2007
2008

Revenue Generated for Each Dollar of Shareholder Equity



2004 -2008 CAGR: 13%
13.00
12.00
11.00
10.00
9.00
8.00
7.00
6.00
5.00
4.00
5. 17
6. 89
8. 09
11. 83
Y2005
Y2006
Y2007
Y2008

Production Volume



Million Tons
2004 -2008 CAGR: 84%
3.0
2.0
1.0
0.0
0.2
0.2
0.3
1.9
2.3
2004
2005
2006
2007
2008

Appendix: Consolidated Annual Income Statement

通用钢铁控股
GENERAL STEEL HOLDINGS INC.

	Historical (1)				
(USD ,000)	2004	2005	2006	2007 (2)	2008
Total Revenue	**87,832**	**89,740**	**139,495**	**772,439**	**1,351,203**
Total Cost of Revenue	(81,613)	(81,166)	(135,324)	(715,750)	(1,343,275)
Total Gross Profit	**6,219**	**8,574**	**4,170**	**56,689**	**7,928**
SGA Expense	(2,317)	(2,781)	(2,421)	(16,164)	(36,942)
Operating Income (EBIT)	**3,902**	**5,793**	**1,749**	**40,525**	**(29,014)**
Other Income	(44)	(1,680)	83	(1,262)	3,737
Interest Expense	(1,572)	(1,675)	(2,345)	(9,297)	(23,166)
Profit before Tax & Minority Interest	**2,286**	**4,112**	**1,832**	**39,263**	**(25,277)**
Tax	(906)	-	-	4,836	(5,411)
Net Profit before Minority Interest	**1,379**	**4,112**	**1,832**	**34,427**	**(19,866)**
Minority Interest	(464)	(1,372)	(799)	(12,001)	8,542
Net Profit	**915**	**2,740**	**1,033**	**22,426**	**(11,324)**

(1) Historical data represents only DQ as Baotou and Longmen joint ventures were completed in 2007
(2) Consolidated financial results for 2007 only include approximately 7 months of contribution from Longmen JV and 6 months contribution from Baotou Steel Pipe JV
(3) Consolidated financial results for 2008 include approximately 6 months of contribution from Maoming

Contact Information

通用钢铁控股
GENERAL STEEL HOLDINGS INC.

Company Contact:

Mr. Ross Warner
General Steel Holdings, Inc.
Tel: + 86-10-5879-7346
Email: ross.warner@gshi-steel.com

Ms. Jing Ou-Yang
General Steel Holdings, Inc.
Tel: +86-10-5879-7346
Email: jing.ouyang@gshi-steel.com

Investor Contact:

Mr. Justin Knapp
Ogilvy Financial, Beijing
Tel: +86-10-8520-6556
Email: gsi@ogilvy.com

Ms. Jessica Barist Cohen
Ogilvy Financial, New York
Tel : +1-646-460-9989
Email : gsi@ogilvy.com